1Q17 Financial and operating results for the period ended March 31, 2017 April 27, 2017 Unless otherwise specified, comparisons in this presentation are between 1Q16 and 1Q17. Exhibit 99.1

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on April 26, 2017, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the loss on reinsurance transaction, net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes and amendment related to the agent deferred compensation plan, other non-operating items, corporate interest expense and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 4

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 5 1Q17 in Review  Diversity of the franchise driving growth − Increases in most key metrics demonstrate the strength of our business model  Solid results − Total collected premiums up 5% − Operating EPS increased 26% − Strong cash flow generation  Resumed share repurchases

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 6 Growth Scorecard ($ millions) 1 Includes third party products sold. See the Appendix for a reconciliation to total policies inforce. 2 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits. 2017 1Q 2Q 3Q 4Q 1Q First Year Collected Premiums Total CNO $328.6 $304.0 $337.6 $374.6 $345.3 5.1% Collected Premiums Total CNO $896.3 $863.0 $900.0 $951.3 $940.0 4.9% Policies Inforce 1 (thousands) Total CNO 3,489.7 3,495.4 3,503.1 3,505.2 3,501.5 0.3% New Annualized Premium 2 Total Life & Health Insurance $93.9 $89.6 $85.6 $89.7 $91.3 -2.8% Annuity Account Values Total CNO $8,040.3 $8,029.8 $8,103.0 $8,202.2 $8,274.2 2.9% Annuity Collected Premiums Bankers Life $233.6 $206.4 $245.1 $284.9 $257.5 10.2% Fee Revenue Bankers Life $6.3 $7.3 $9.6 $10.7 $10.1 60.3% 2016 % Change vs Prior Year

1Q17 Sales and Distribution Results

Bankers Life

- Total collected premiums up 4%
  - First year collected premiums up 6%, driven by annuities growth of 10%
- Health new annualized premiums up 10%; led by growth in Medicare supplement and short-term care
- Life new annualized premiums down 18%, policies issued flat
- Average Producing Agent count down 6%, reflecting fewer first year agents
- Customer assets and registered advisors up at BD/RIA

Sales Force (Producing Agents[1] Only)



1Q16
2Q16
3Q16
4Q16
1Q17
4,686
4,603
4,539
4,478
4,404
2,798
2,721
2,664
2,604
2,527
1,888
1,882
1,875
1,875
1,877
Average 3+ Year Agents²
Average 1st & 2nd Year Agents²

1 Defined as the number of agents that have sold at least one policy in the period.
2 Last twelve months (LTM) average of the monthly end of period Producing Agent count.

Collected Premiums ($ millions)



1Q16
2Q16
3Q16
4Q16
1Q17
$660.7
$628.2
$665.9
$711.6
$687.8
$366.2
$357.8
$361.1
$369.5
$376.7
$294.5
$270.4
$304.8
$342.1
$311.1
First Year Premium
Renewal Premium

Growth Highlights ($ millions, policies thousands)

	1Q16	1Q17	% Change
***New Annualized Premium*[3]**			
Life	$22.4	$18.4	-17.9%
Health	24.0	26.5	10.4%
Total New Annualized Premium[3]	$46.4	$44.9	-3.2%
Annuity			
Total Collected Premiums	$233.6	$257.5	10.2%
Account Values	7,586.1	7,869.7	3.7%
Policies Inforce			
Life	712.4	708.7	-0.5%
Annuity	180.6	177.4	-1.8%
Health	638.8	633.4	-0.8%
Total Policies Inforce	1,531.8	1,519.5	-0.8%
***Third Party Products*[4]**			
Trailing 4 Quarter Fee Income, net	$17.9	$18.9	5.6%
Policies Inforce	147.8	154.0	4.2%

3 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits.
4 Includes Medicare Advantage, Medicare supplement, PDP, Dental/Vision and ACA products (prior periods have been restated to include ACA product sales).

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 7

1Q17 Sales and Distribution Results

Washington National

- Total collected premiums up 5%
  - First year collected premiums up 2% on higher supplemental health sales
- Total life and health new annualized premium up 5%
  - Worksite up 2%, due to growth in the agent force and recent enhancements to our universal life product
  - Individual up 7%, primarily due to positive momentum from field leadership realignment
- Average Producing Agent count grew 6% on continued strong recruiting and retention

Sales Force (PMA Producing Agents[1] Only)


1Q16
2Q16
3Q16
4Q16
1Q17
894
906
921
940
950
534
538
549
567
580
360
368
372
373
370
Average 3+ Year Agents²
Average 1st & 2nd Year Agents²

1 Defined as PMA agents with $1,000 or more of NAP in the prior 12 months.
2 Last twelve months (LTM) average of the monthly end of period Producing Agent count.

Collected Premiums ($ millions)


1Q16
2Q16
3Q16
4Q16
1Q17
$165.5
$165.2
$163.4
$165.2
$173.1
$16.4
$15.1
$14.6
$14.9
$14.4
$129.0
$130.3
$129.8
$131.0
$138.2
$20.1
$19.8
$19.0
$19.3
$20.5
First Year Premium
Renewal Premium
Medicare Supplement Run-off Premium

Growth Highlights ($ millions, policies thousands)

	1Q16	1Q17	% Change
***New Annualized Premium*[3]**			
Supplemental Health	$22.0	$22.9	4.1%
Life	1.4	1.7	21.4%
Total	$23.4	$24.6	5.1%
Policies Inforce			
Supplemental Health	771.7	782.7	1.4%
Life	109.4	108.6	-0.7%
Medicare Supplement/Other	24.4	21.6	-11.5%
Annuity	53.3	51.7	-3.0%
Total	958.8	964.6	0.6%

3 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

8

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 9 $14.0 $13.8 $13.8 $13.2 $13.7 $56.1 $55.8 $56.9 $56.6 $60.8 $70.1 $69.6 $70.7 $69.8 $74.5 First Year Premium Renewal Premium  Total collected premiums up 6% due to steady sales growth and persistency – First year collected premiums down 2%  New annualized premium down 10%, due to competition for television advertising – Remain disciplined and opportunistic with television advertising spend  Continue to effectively diversify lead generation away from non-deferrable television advertising to web & direct mail 1Q17 Sales and Distribution Results Colonial Penn Collected Premiums ($ millions) 1Q16 2Q16 3Q16 4Q16 1Q17 1 Measured as 100% of new life annualized premiums. Growth Highlights ($ millions, policies thousands) 1Q16 1Q17 % Change New Annualized Premium 1 Life $24.1 $21.8 -9.5% Policies Inforce Life 847.3 849.9 0.3% Other 3.8 3.4 -10.5% Total 851.1 853.3 0.3%

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 10 $0.27 $0.34 $0.26 $0.35 Net Operating Income Per Share¹ Net Operating Income Per Share Excluding Significant Items¹ 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 1Q16 1Q17 1Q17 Financial Results Financial Highlights 1Q17 Earnings Highlights ($ millions, except per share data) Net Operating Income1 $49.6 $59.8 Net Operating Income Excl. Significant Items1 $46.6 $61.7 Weighted Average Shares Outstanding 182.1 175.1  Net income per diluted share of $0.36  Net operating income per diluted share1 of $0.34 reflects favorable underwriting margins and investment income, partially offset by higher expenses due to guaranty fund assessment true-up  Excluding significant items, Net Operating EPS of $0.35, up 35%  Operating ROE1 of 8.8%

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 11 Segment Results ($ millions) 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Segment Adjusted EBIT Excluding Significant Items1  Bankers Life results reflect higher Annuity, LTC and Medicare supplement margins  Washington National results reflect lower Supplemental Health margins  Colonial Penn results reflect favorable mortality and lower direct marketing costs  LTC in run-off results in-line with expectations  Corporate results reflect higher expenses partially offset by higher investment income Segment Highlights 1Q16 2Q16 3Q16 4Q16 1Q17 $69.9 $88.8 $82.9 $90.7 $91.4 $26.3 $21.5 $25.2 $29.9 $24.8 ($6.8) $3.0 $0.9 $7.1 ($0.3) Bankers Life Washington National Colonial Penn ($1.3) $0.4 ($5.1) ($7.0) ($4.4) ($17.5) ($8.9) LTC in run-off Corporate Total CNO $84.3 $106.3 $104.6 $108.9 $107.4

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 12 $139 $141 $141 $144 $146 57.7% 61.6% 59.8% 57.0% 60.6% 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premium Reported Benefit Ratio ($ millions) 1 Interest-adjusted benefit ratio (IABR); a non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. 2 Adjusted benefit ratio; long-term care IABR1 excluding impact of policyholder actions following rate increases Health Margins Washington National Supplemental Health IABR1 Bankers Life Long-term Care IABR1 Bankers Life Medicare Supplement Benefit Ratio $193 $194 $194 $193 $196 71.1% 73.0% 72.5% 71.2% 70.0% 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premium Reported Benefit Ratio $118 $118 $117 $118 $116 75.3% 77.9% 77.7% 76.0% 72.5% 82.4% 82.1% 82.6% 78.4% 74.2% 1Q16 2Q16 3Q16 4Q16 1Q17 Earned Premium Reported Benefit Ratio Adjusted Benefit Ratio²  Benefit ratio of 70.0% reflects favorable incurred claims  2017 Outlook: Benefit ratio of 71- 74%  IABR1 of 60.6% is in line with expectations  2017 Outlook: IABR1 of 58-61%  Adjusted IABR2 of 74.2%, excluding shock lapse impacts, reflects favorable persistency and incurred claims  No FLR accrual in 1Q17  2017 Outlook: IABR1 of 77-82%

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 13 $93.1 $8.7 $13.2 $20.3 $3.5 $10.0 $13.6 $1.2 $7.5 $8.4 Investment Results ($ millions) Average Invested Assets and Cash Realized Gains, Losses and Impairments Gross Realized Gains Gross Realized Losses Impairments 1Q17 1Q16 2Q16 3Q16 $22,323 $22,640 $22,875 $23,736 $23,864 $291.0 $295.8 $301.7 $315.6 $312.0 1Q16 2Q16 3Q16 4Q16 1Q17 Net Investment Income 4Q16 $102.2 $103.1 $22.3 $34.9 $26.0 $14.4 1 Earned Yield excludes FHLB.  Portfolio turnover and realized gains/losses remain low in light of market reinvestment yields  Continued favorable credit performance (low impairments)  Continue to reposition recaptured assets; remaining balance of $88 million as of 3/31/17 $12.8  New money rate up slightly; purchases focused on longer duration asset/liability matching  Nominal prepayment/call activity in the quarter  Strong Alternatives results benefiting from increased credit and real asset allocation along with higher equity markets $27.8 $19.8 $11.9 New Money Rate 4.90% 5.50% 5.29% 5.02% 5.23% Earned Yield1: 5.47% 5.52% 5.59% 5.58% 5.42% Pre-Pay/Call/Make- whole Income $6.3 $1.8 $5.4 $5.3 $0.6 Alternative Investment Income ($3.7) $4.6 $4.7 $6.7 $8.5

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 14 1Q17 Capital & Liquidity Highlights Continued strength in key capital measures 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.  Estimated consolidated risk-based capital of 446%  Leverage1 of 19.1%  Book value per diluted share1 increased to $22.31 from $22.02 at December 31, 2016  Holding company cash and investments of $314 million, up $50 million from December 31, 2016  Repurchased $43.0 million of common stock in the quarter at an average cost of $20.61 per share ‒ Maintaining 2017 repurchase guidance of $200 to $275 million, absent compelling alternatives

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 15 Wrap Up  Focused on middle-income market key to our sustainable competitive advantage − Multiple channels to reach the market − Diversified products and services to meet customers’ needs  Investor Day June 5th at the New York Stock Exchange, themes for the day expected to include: − Insights on our diversified business − Plans to grow our customer base and serve them more broadly − Leveraging data to drive profitable growth − Long-term care inforce dynamics and risk reduction considerations

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 16 Questions and Answers

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 17 Appendix

Growth Scorecard ($ millions)

		2016 1Q	2016 2Q	2016 3Q	2016 4Q	2017 1Q	% Change vs Prior Year
First Year Collected Premiums	Bankers Life	$294.5	$270.4	$304.8	$342.1	$311.1	5.6%
	Washington National	20.1	19.8	19.0	19.3	20.5	2.0%
	Colonial Penn	14.0	13.8	13.8	13.2	13.7	-2.1%
	Total CNO	$328.6	$304.0	$337.6	$374.6	$345.3	5.1%
Collected Premiums	Bankers Life	$660.7	$628.2	$665.9	$711.6	$687.8	4.1%
	Washington National	165.5	165.2	163.4	165.2	173.1	4.6%
	Colonial Penn	70.1	69.6	70.7	69.8	74.5	6.3%
	LTC in run-off	-	-	-	4.7	4.6	100.0%
	Total CNO	$896.3	$863.0	$900.0	$951.3	$940.0	4.9%
Policies Inforce[1] *(thousands)*	Bankers Life	1,679.7	1,682.6	1,680.4	1,686.9	1,673.5	-0.4%
	Washington National	958.9	961.0	959.9	961.7	964.6	0.6%
	Colonial Penn	851.1	851.8	852.3	846.4	853.3	0.3%
	LTC in run-off	-	-	10.5	10.2	10.1	100.0%
	Total CNO	3,489.7	3,495.4	3,503.1	3,505.2	3,501.5	0.3%
New Annualized Premium[2]	Life Insurance	$47.9	$42.8	$39.9	$33.5	$41.9	-12.5%
	Health Insurance	46.0	46.8	45.7	56.2	49.4	7.3%
	Total Life & Health Insurance	$93.9	$89.6	$85.6	$89.7	$91.3	-2.8%
Annuity Account Values	Bankers Life	$7,586.1	$7,589.4	$7,675.9	$7,788.5	$7,869.7	3.7%
	Washington National	454.2	440.4	427.1	413.7	404.5	-10.9%
	Total	$8,040.3	$8,029.8	$8,103.0	$8,202.2	$8,274.2	2.9%
Annuity Collected Premiums	Bankers Life	$233.6	$206.4	$245.1	$284.9	$257.5	10.2%
Fee Revenue	Bankers Life	$6.3	$7.3	$9.6	$10.7	$10.1	60.3%

1 Includes third party products sold. See page 24 for a reconciliation to total policies inforce.
2 Measured as 100% of new term life and health annualized premiums and 10% of single premium whole life deposits.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 18

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 19 Average Producing Agent Counts1 1st Yr 2nd Yr 3rd Yr + Total 1st Yr 2nd Yr 3rd Yr + Total 3/31/2017 1,994 533 1,877 4,404 440 140 370 950 12/31/2016 2,037 567 1,875 4,478 435 132 373 940 9/30/2016 2,081 584 1,875 4,539 425 125 372 921 6/30/2016 2,123 598 1,882 4,603 418 120 368 906 3/31/2016 2,194 604 1,888 4,686 412 122 360 894 12/31/2015 2,265 739 1,912 4,916 398 126 352 876 9/30/2015 2,311 635 1,884 4,831 385 129 345 859 6/30/2015 2,335 653 1,865 4,853 376 130 338 844 3/31/2015 2,338 676 1,839 4,852 367 126 334 826 1 Agent counts at the end of each month used to calculate the last twelve month average 2 Defined as the number of agents that have sold at least one policy in the period 3 Defined as active PMA appointed agents with $1,000 or more of New Annualized Premium in the prior 12 months Bankers Life 2 Washington National 3

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 20 Bankers Life LTC - 2016 Testing Margins  $320 million of aggregate margin, however, the block has multiple product and issue year cohorts  Four distinct product coverage categories: − Nursing Home − Comprehensive − Home Health Care − Short Term Care  Three issue year categories: − Policies issued prior to 2003 − Policies issued between 2003 and 2007 − Policies issued after 2007 Margins are strongest in more recent issue years and primarily negative for policies issued prior to 2003

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 21 Bankers Life LTC - Key Points of Differentiation  Sold primarily to middle-income individuals at/near retirement ‒ Results in higher average issue age (~67) and higher average attained age (~77) ‒ Assets and liabilities matched ‒ Lower average benefit periods; 87% of policies with benefit period of four years or less and only 4% of policies with lifetime benefits ‒ Continue to offer solutions to address critical need ‒ Over 90% of current sales have benefit periods of two years or less ‒ Coinsurance on new business since 2008; independent review of underwriting and claim practices ‒ Products periodically re-priced to reflect current key assumptions (interest rates, claim trends, etc) ‒ New sales are ~1% of CNO first year collected premiums  Proactive in-force management − Largely completed five rounds of actuarially justified rate increases since 2006 − Piloting and implementing initiatives to bend the claim cost curve − Comprehensive claim and persistency studies conducted (and reviewed by third party) in 2014 and 2015 − Solid track record; claim reserves have been net redundant over the past several years

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 22 1Q17 Holding Company Liquidity ($ millions) Cash and Investments Balance - December 31, 2016 $263.6 Sources Dividends from Insurance Subsidiaries 128.4 Service and Investment Fees, Net 17.0 Surplus Debenture Interest 12.0 Interest/Earnings on Corporate Investments 5.3 Other 1.6 Total Sources 164.3 Uses Contributions to Non-insurance Subsidiaries 2.0 Share Repurchases 1 38.5 Interest 0.7 Common Stock Dividends 14.0 Intercompany Payments 2 41.4 General Expenses 10.9 Other 9.8 Total Uses 117.3 Non-Cash Changes in Investment Balances 3.0 Cash and Investments Balance - March 31, 2017 $313.6 1 $4.5 million of 1Q 2017 reported repurchases settled in 2Q 2017. 2 Settlement of intercompany balances related to previously disclosed 4Q2016 IRS tax settlement.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 23 Non- Life(1) $887 Loss Carryforwards Valuation Allowance Tax Asset Summary ($ millions) Loss Carryforwards Details  Total estimated economic value of NOLs of $415 million @ 10% discount rate  Increase in both tax asset and valuation allowance due to adoption of new accounting guidance for tax benefits on stock options. This increased tax asset by $16 million with a corresponding increase to valuation allowance. No net financial impact related to adoption 1 Excludes $12 million related to state operating loss carryforwards. 2 Excludes $10 million related to state operating loss carryforwards. Non-Life(2) $246

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 24 Policies Inforce 1Q16 2Q16 3Q16 4Q16 1Q17 Policies inforce: Bankers Life 1,531,842 1,533,894 1,531,204 1,526,344 1,519,474 Washington National 958,833 961,003 959,867 961,689 964,642 C lonial Penn 851,138 851,789 852,305 846,372 853,307 Long-term care in run-off - - 10,480 10,260 10,068 Total policies inforce 3,341,813 3,346,686 3,353,856 3,344,665 3,347,491 Third party policies inforce sold by Bankers Life agents 147,838 148,718 149,255 160,548 154,005 Total policies inforce and third party policies inforce sold by Bankers Life agents 3,489,651 3,495,404 3,503,111 3,505,213 3,501,496 The following summarizes total policies inforce as of the end of the period indicated.

1Q16 Significant Items

The table below summarizes the financial impact of significant items on our 1Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended March 31, 2016		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 77.6	$ (7.7) (1)	$ 69.9
Washington National	26.3	-	26.3
Colonial Penn	(6.8)	-	(6.8)
Adjusted EBIT from business segments	97.1	(7.7)	89.4
Corporate Operations, excluding corporate interest expense	(8.1)	3.0 (2)	(5.1)
Adjusted EBIT	89.0	(4.7)	84.3
Corporate interest expense	(11.4)	-	(11.4)
Operating earnings before tax	77.6	(4.7)	72.9
Tax expense on operating income	28.0	(1.7)	26.3
Net operating income*	$ 49.6	$ (3.0)	$ 46.6
Net operating income per diluted share*	$ 0.27	$ (0.01)	$ 0.26

(1) Pre-tax earnings in the Bankers Life segment included the $7.7 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

(2) Pre-tax earnings in the Corporate segment included $3.0 million of accelerated stock compensation expense releated to retirement eligible employees.

* A non-GAAP measure. See pages 30 and 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

25

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 26 The table below summarizes the financial impact of significant items on our 2Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 2Q16 Significant Items * A non-GAAP measure. See pages 30 and 32 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 93.3 $ (4.5) (1) $ 88.8 Washington National Colonial Penn Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 63.7 $ (2.9) $ 60.8 Net operating income per diluted share* $ 0.35 $ (0.01) $ 0.34 (1) Pre-tax earnings in the Bankers Life segment included the $4.5 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases. 99.4 (4.5) 94.9 35.7 (1.6) (7.0) - (7.0) 34.1 110.8 (4.5) 106.3 (11.4) - (11.4) 3.0 - 3.0 117.8 (4.5) 113.3 21.5 - 21.5 Three months ended June 30, 2016 Actual results Significant items Excluding significant items

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 27 The table below summarizes the financial impact of significant items on our 3Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions). 3Q16 Significant Items * A non-GAAP measure. See pages 30 and 32 for a reconciliation to the corresponding GAAP measure. Net Operating Income: Bankers Life $ 88.1 $ (5.2) (1) $ 82.9 Washington National Colonial Penn Adjusted EBIT from business segments Corporate Operations, excluding corporate interest expense Adjusted EBIT Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 64.3 $ (3.4) $ 60.9 Net operating income per diluted share* $ 0.37 $ (0.02) $ 0.35 Three months ended September 30, 2016 Actual results Significant items Excluding significant items 109.0 25.2 - 25.2 (5.2) 104.6 (11.5) - (11.5) 0.9 - 0.9 114.2 (5.2) 98.3 (5.2) 93.1 34.0 (1.8) (4.4) - (4.4) 32.2 109.8 (1) Pre-tax earnings in the Bankers Life segment included the $5.2 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

4Q16 Significant Items

The table below summarizes the financial impact of significant items on our 4Q16 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2016		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 138.9	$ (48.2) (1)	$ 90.7
Washington National	29.9	-	29.9
Colonial Penn	4.6	2.5 (2)	7.1
Long-term care in run-off	(3.9)	2.6 (3)	(1.3)
Adjusted EBIT from business segments	169.5	(43.1)	126.4
Corporate Operations, excluding corporate interest expense	(23.0)	5.5 (4)	(17.5)
Adjusted EBIT	146.5	(37.6)	108.9
Corporate interest expense	(11.5)	-	(11.5)
Operating earnings before tax	135.0	(37.6)	97.4
Tax expense on operating income	50.1	(13.5)	36.6
Net operating income *	$ 84.9	$ (24.1)	$ 60.8
Net operating income per diluted share*	$ 0.49	$ (0.14)	$ 0.35

(1) Pre-tax earnings in the Bankers Life segment included: (i) $45.8 million of favorable impacts for adjustments arising from our comprehensive annual actuarial review of assumptions, and (ii) the $2.4 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

(2) Pre-tax earnings in the Colonial Penn segment were reduced $2.5 million related to the impact of loss recognition on a closed block of payout annuities.

(3) Pre-tax earnings in Long-term care in run-off segment were reduced by $2.6 million related to the impact of loss recognition on this closed block of long-term care business.

(4) Pre-tax earnings in the Corporate segment included a $5.5 million increase to legal reserves related to legacy business of our predecessor.

* A non-GAAP measure. See pages 30 and 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

28

1Q17 Significant Items

The table below summarizes the financial impact of significant items on our 1Q17 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended March 31, 2017		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 89.7	$ 1.7 (1)	$ 91.4
Washington National	23.5	1.3 (2)	24.8
Colonial Penn	(0.3)	-	(0.3)
Long-term care in run-off	0.4	-	0.4
Adjusted EBIT from business segments	113.3	3.0	116.3
Corporate Operations, excluding corporate interest expense	(8.9)	-	(8.9)
Adjusted EBIT	104.4	3.0	107.4
Corporate interest expense	(11.5)	-	(11.5)
Operating earnings before tax	92.9	3.0	95.9
Tax expense on operating income	33.1	1.1	34.2
Net operating income *	$ 59.8	$ 1.9	$ 61.7
Net operating income per diluted share*	$ 0.34	$ 0.01	$ 0.35

(1) Pre-tax earnings in the Bankers Life segment included: (i) a $3.5 million expense increase for estimated future state guaranty association assessments, net of premium tax offsets, related to the liquidation of Penn Treaty Network America Insurance Company ("Penn Treaty"); partially offset by (ii) the $1.8 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policy holder actions following rate increases.

(2) Pre-tax earnings in the Washington National segment included a $1.3 million expense increase related to the aforementioned estimated future state guaranty association assessments, net of premium tax offsets, related to Penn Treaty.

* A non-GAAP measure. See pages 30 and 32 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

29

Quarterly Earnings

($ millions)

	1Q16	2Q16	3Q16	4Q16	1Q17
Bankers Life	$ 77.6	$ 93.3	$ 88.1	$ 138.9	$ 89.7
Washington National	26.3	21.5	25.2	29.9	23.5
Colonial Penn	(6.8)	3.0	0.9	4.6	(0.3)
Long-term care in run-off	-	-	-	(3.9)	0.4
Adjusted EBIT from business segments	97.1	117.8	114.2	169.5	113.3
Corporate operations, excluding interest expense	(8.1)	(7.0)	(4.4)	(23.0)	(8.9)
Adjusted EBIT*	89.0	110.8	109.8	146.5	104.4
Corporate interest expense	(11.4)	(11.4)	(11.5)	(11.5)	(11.5)
Operating earnings before taxes	77.6	99.4	98.3	135.0	92.9
Tax expense on period income	28.0	35.7	34.0	50.1	33.1
Net operating income	49.6	63.7	64.3	84.9	59.8
Net realized investment gains (losses), net of related amortization	(1.0)	12.0	11.4	(14.8)	7.9
Fair value changes in embedded derivative liabilities, net of related amortization	(29.5)	(16.5)	9.4	46.2	(4.4)
Fair value changes and amendment related to the agent deferred compensation plan	(6.0)	(12.3)	6.3	15.1	-
Loss on reinsurance transaction	-	-	(75.4)	-	-
Other	(0.6)	0.1	(0.7)	(0.8)	0.3
Non-operating income (loss) before taxes	(37.1)	(16.7)	(49.0)	45.7	3.8
Income tax expense (benefit):					
On non-operating income (loss)	(13.0)	(5.9)	(17.1)	16.0	1.3
Valuation allowance for deferred tax assets and other tax items	(20.0)	(7.0)	13.8	(119.6)	-
Net non-operating income (loss)	(4.1)	(3.8)	(45.7)	149.3	2.5
Net income	$ 45.5	$ 59.9	$ 18.6	$ 234.2	$ 62.3

*Management believes that an analysis of earnings before net realized investment gains (losses), fair value changes in embedded derivative liabilities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, other non-operating items, corporate interest expense and taxes ("Adjusted EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) net realized investment gains (losses); (2) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (3) fair value changes and amendment related to the agent deferred compensation plan; (4) loss on reinsurance transaction; (5) charges in the valuation allowance for deferred tax assets and other tax items; and (6) other non-operating items consisting primarily of earnings attributable to variable interest entities. The table above provides a reconciliation of Adjusted EBIT to net income.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 30

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 31 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

	1Q16	2Q16	3Q16	4Q16	1Q17
Net income applicable to common stock	$ 45.5	$ 59.9	$ 18.6	$ 234.2	$ 62.3
Non-operating items:					
Net realized investment (gains) losses, net of related amortization	1.0	(12.0)	(11.4)	14.8	(7.9)
Fair value changes in embedded derivative liabilities, net of related amortization	29.5	16.5	(9.4)	(46.2)	4.4
Fair value changes and amendment related to the agent deferred compensation plan	6.0	12.3	(6.3)	(15.1)	-
Loss on reinsurance transaction	-	-	75.4	-	-
Other	0.6	(0.1)	0.7	0.8	(0.3)
Non-operating income (loss) before taxes	37.1	16.7	49.0	(45.7)	(3.8)
Income tax (expense) benefit:					
On non-operating (income) loss	13.0	5.9	17.1	(16.0)	(1.3)
Valuation allowance for deferred tax assets and other tax items	20.0	7.0	(13.8)	119.6	-
Net non-operating (income) loss	4.1	3.8	45.7	(149.3)	(2.5)
Net operating income (a non-GAAP financial measure)	$ 49.6	$ 63.7	$ 64.3	$ 84.9	$ 59.8
Per diluted share:					
Net income	$ 0.25	$ 0.33	$ 0.11	$ 1.34	$ 0.36
Net realized investment (gains) losses (net of related amortization and taxes)	-	(0.04)	(0.04)	0.06	(0.03)
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	0.11	0.06	(0.04)	(0.17)	0.01
Fair value changes and amendment related to the agent deferred compensation plan (net of taxes)	0.02	0.04	(0.02)	(0.06)	-
Valuation allowance for deferred tax assets and other tax items	(0.11)	(0.04)	0.08	(0.68)	-
Loss on reinsurance transaction (net of taxes)	-	-	0.28	-	-
Other	-	-	-	-	-
Net operating income (a non-GAAP financial measure)	$ 0.27	$ 0.35	$ 0.37	$ 0.49	$ 0.34

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

32

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 33 1Q16 2Q16 3Q16 4Q16 1Q17 Operating income 49.6$ 63.7$ 64.3$ 84.9$ 59.8$ Weighted average shares outstanding for basic earnings per share 180,350 178,323 174,247 173,634 173,431 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 1,778 1,944 1,476 1,539 1,634 Weighted average shares outstanding for diluted earnings per share 182,128 180,267 175,723 175,173 175,065 Net operating income per diluted share 0.27$ 0.35$ 0.37$ 0.49$ 0.34$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	1Q16	2Q16	3Q16	4Q16	1Q17
Total shareholders' equity	$ 4,226.6	$ 4,456.2	$ 4,493.8	$ 4,486.9	$ 4,606.8
Shares outstanding for the period	179,098,447	176,240,559	173,543,965	173,753,614	172,103,802
Book value per share	$ 23.60	$ 25.28	$ 25.89	$ 25.82	$ 26.77
Total shareholders' equity	$ 4,226.6	$ 4,456.2	$ 4,493.8	$ 4,486.9	$ 4,606.8
Less accumulated other comprehensive income	(540.5)	(777.8)	(855.5)	(622.4)	(729.6)
Adjusted shareholders' equity excluding AOCI	$ 3,686.1	$ 3,678.4	$ 3,638.3	$ 3,864.5	$ 3,877.2
Shares outstanding for the period	179,098,447	176,240,559	173,543,965	173,753,614	172,103,802
Dilutive common stock equivalents related to:					
Stock options, restricted stock and performance units	1,803,822	1,744,508	1,349,207	1,721,878	1,714,212
Diluted shares outstanding	180,902,269	177,985,067	174,893,172	175,475,492	173,818,014
Book value per diluted share (a non-GAAP financial measure)	$ 20.38	$ 20.67	$ 20.80	$ 22.02	$ 22.31

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

34

Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance. The interest-adjusted benefit ratio excluding the impact of rate increases eliminates the release of reserves due to the impact of policyholder actions following rate increases.

(Dollars in millions)

	1Q16	2Q16	3Q16	4Q16	1Q17
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 118.5	$ 118.3	$ 116.6	$ 117.8	$ 115.6
Benefit ratio before imputed interest income on reserves	132.9%	134.7%	137.7%	134.7%	132.6%
Interest-adjusted benefit ratio	75.3%	77.9%	77.7%	76.0%	72.5%
Interest-adjusted benefit ratio, exluding the impact of reserve releases due to rate increases	82.4%	82.1%	82.6%	78.4%	74.2%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 29.3	$ 26.2	$ 26.0	$ 28.3	$ 31.8
Adjusted underwriting margin (excluding the impact of reserve releases due to rate increases)	20.9	21.1	20.3	25.6	29.8
Washington National					
Supplemental health benefit ratios					
Earned premium	$ 139.2	$ 140.9	$ 141.5	$ 144.0	$ 145.6
Benefit ratio before imputed interest income on reserves	81.2%	85.7%	84.0%	81.0%	84.6%
Interest-adjusted benefit ratio	57.7%	61.6%	59.8%	57.0%	60.6%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 58.9	$ 54.0	$ 56.9	$ 62.0	$ 57.3

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017

35

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 36 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, fair value changes and amendment related to the agent deferred compensation plan, loss on reinsurance transaction, changes in the valuation allowance for deferred tax assets and other tax items, loss on extinguishment of debt and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 37 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 1Q16 2Q16 3Q16 4Q16 1Q17 Operating income 264.2$ 267.1$ 274.6$ 262.5$ 272.7$ Operating income, excluding significant items 248.8$ 243.0$ 239.6$ 229.1$ 244.2$ Net Income 263.4$ 276.5$ 261.3$ 358.2$ 375.0$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,981.7$ 2,977.9$ 2,991.1$ 3,026.5$ 3,083.9$ Average common shareholders' equity 4,290.9$ 4,236.6$ 4,288.4$ 4,372.3$ 4,463.4$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 8.9% 9.0% 9.2% 8.7% 8.8% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.3% 8.2% 8.0% 7.6% 7.9% Return on equity 6.1% 6.5% 6.1% 8.2% 8.4% Trailing Twelve Months Ended (Continued on next page)

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 38 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Net Operating Net Operating income, income, excluding Net excluding significant income - Net Operating Significant significant items - trailing Net trailing income items (a) items four quarters income four quarters 2Q15 60.8$ 5.8$ 66.6$ 265.9$ 46.8$ 300.9$ 3Q15 56.8 7.5 64.3 260.7 33.8 217.3 4Q15 97.0 (25.7) 71.3 262.3 137.3 270.7 1Q16 49.6 (3.0) 46.6 248.8 45.5 263.4 2Q16 63.7 (2.9) 60.8 243.0 59.9 276.5 3Q16 64.3 (3.4) 60.9 239.6 18.6 261.3 4Q16 84.9 (24.1) 60.8 229.1 234.2 358.2 1Q17 59.8 1.9 61.7 244.2 62.3 375.0 (Continued on next page) (a) The significant items have been discussed in prior press releases.

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 39 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 1Q16 2Q16 3Q16 4Q16 1Q17 Pretax operating earnings (a non-GAAP financial measure) 407.4$ 413.0$ 423.5$ 410.3$ 425.6$ Income tax (expense) benefit (143.2) (145.9) (148.9) (147.8) (152.9) Operating return 264.2 267.1 274.6 262.5 272.7 Non-operating items: Net realized investment gains (losses), net of related amortization (46.2) (23.8) 6.6 7.6 16.5 Fair value changes in embedded derivative liabilities, net of related amortization (4.9) (47.1) (22.0) 9.6 34.7 Fair value changes and amendment related to the agent deferred compensation plan 9.1 (3.2) 3.1 3.1 9.1 Loss on reinsurance transaction - - (75.4) (75.4) (75.4) Loss on extinguishment of debt (32.8) - - - - Other (6.7) (3.0) (3.0) (2.0) (1.1) Non-operating income (loss) before taxes (81.5) (77.1) (90.7) (57.1) (16.2) Income tax expense (benefit): On non-operating income (loss) (28.2) (27.0) (31.7) (20.0) (5.7) Valuation allowance for deferred tax assets and other tax items (52.5) (59.5) (45.7) (132.8) (112.8) Net non-operating income (loss) (0.8) 9.4 (13.3) 95.7 102.3 Net income 263.4$ 276.5$ 261.3$ 358.2$ 375.0$ Twelve Months Ended (Continued on next page)

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 40 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q15 2Q15 3Q15 4Q15 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,026.1$ 2,989.7$ 2,924.9$ 3,011.6$ Net operating loss carryforwards 793.3 769.5 735.7 724.1 Accumulated other comprehensive income 934.2 605.0 510.4 402.8 Common shareholders' equity 4,753.6$ 4,364.2$ 4,171.0$ 4,138.5$ 1Q16 2Q16 3Q16 4Q16 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,975.3$ 3,010.1$ 3,010.1$ 3,209.5$ Net operating loss carryforwards 710.8 668.3 628.2 655.0 Accumulated other comprehensive income 540.5 777.8 855.5 622.4 Common shareholders' equity 4,226.6$ 4,456.2$ 4,493.8$ 4,486.9$ 1Q17 Consolidated capital, excluding accumulated other comprehensive incom (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,236.6$ Net operating loss carryforwards 640.6 Accumulated other comprehensive income 729.6 Common shareholders' equity 4,606.8$

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 41 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q16 2Q16 3Q16 4Q16 1Q17 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 2,981.7$ 2,977.9$ 2,991.1$ 3,026.5$ 3,083.9$ Net operating loss carryforwards 745.3 722.4 696.3 674.2 656.8 Accumulated other comprehensive income 563.9 536.3 601.0 671.6 722.7 Common shareholders' equity 4,290.9$ 4,236.6$ 4,288.4$ 4,372.3$ 4,463.4$ Trailing Four Quarter Average

CNO Financial Group | First Quarter 2017 Earnings | April 27, 2017 42 Information Related to Certain Non-GAAP Financial Measures 1Q16 2Q16 3Q16 4Q16 1Q17 Corporate notes payable 911.5$ 912.0$ 912.5$ 912.9$ 913.4$ Total shareholders' equity 4,226.6 4,456.2 4,493.8 4,486.9 4,606.8 Total capital 5,138.1$ 5,368.2$ 5,406.3$ 5,399.8$ 5,520.2$ orporat debt to capital 17.7% 17.0% 16.9% 16.9% 16.5% Corporate notes payable 911.5$ 912.0$ 912.5$ 912.9$ 913.4$ Total shareholders' equity 4,226.6 4,456.2 4,493.8 4,486.9 4,606.8 Less accumulated other comprehensive income (540.5) (777.8) (855.5) (622.4) (729.6) Total capital 4,597.6$ 4,590.4$ 4,550.8$ 4,777.4$ 4,790.6$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 19.8% 19.9% 20.1% 19.1% 19.1% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows (dollars in millions):